Exhibit 99.2

FOR IMMEDIATE RELEASE

Investor & Media:

Wright Medical Group, Inc. Julie D. Tracy Chief Communications Officer (901) 426-7646 (office) julie.tracy@tornier.com
Tornier N.V. Shawn McCormick Chief Financial Officer (952) 426-7646 (office) shawn.mccormick@tornier.com

Wright Medical Group, Inc. and Tornier N.V. Agree to Merge Creating

Premier High-Growth Extremities-Biologics Company

Combination Will Offer Comprehensive

Upper and Lower Extremity Product Portfolio and Broad Global Reach

Further Accelerates Growth Opportunities in Three of the Fastest Growing Areas in Orthopaedics

Adds Significant Scale and Scope to Provide Accelerated Path to Profitability and

Stronger Financial Profile

Wright Receives Approvable Letter from FDA for Augment® Bone Graft

Wright and Tornier Management to Host Joint Conference Call Today at 4:30 p.m. Central Time

MEMPHIS, Tenn. and AMSTERDAM, The Netherlands – October 27, 2014 – Wright Medical Group, Inc. (NASDAQ: WMGI) and Tornier N.V. (NASDAQ: TRNX) announced today that they have entered into a definitive merger agreement under which Wright and Tornier will combine in an all stock transaction with a combined equity value of approximately $3.3 billion.

Under the terms of the agreement, which has been unanimously approved by the boards of directors of both Wright and Tornier, each outstanding share of Wright common stock will be exchanged for 1.0309 ordinary shares of Tornier. Upon completion of the merger, Wright shareholders will own approximately 52% of the shares of the combined company on a fully diluted basis and Tornier shareholders will own approximately 48%. For Tornier shareholders, the exchange ratio implies a per share value for Tornier that represents a 28% premium to Tornier’s closing share price on October 24, 2014, the last trading day prior to the parties entering into the agreement.

Following the closing of the transaction, the combined company will conduct business as Wright Medical Group N.V. and will leverage the global strengths of both product brands as a pure play Extremities-Biologics business. The combined company will have its U.S. headquarters in Memphis, TN, where Wright’s current headquarters is located. Wright Medical Group N.V. will be led by Robert Palmisano, who will become president and chief executive officer of the combined company. David Mowry, Tornier’s president and chief executive officer, will become executive vice president and chief operating officer of the combined company. Wright Medical Group N.V.’s board of directors will be comprised of five representatives from Wright’s existing board and five representatives from Tornier’s existing board, including Robert Palmisano and David Mowry.

The merger of Wright and Tornier will create a mid-sized growth company uniquely positioned with leading technologies and specialized sales forces in three of the fastest growing areas of orthopedics – Upper Extremities, Lower Extremities and Biologics. That leadership will be further enhanced by anticipated final U.S. Food and Drug Administration (FDA) premarket approval of Augment® Bone Graft, adding additional depth to what will be one of the most comprehensive extremity product portfolios in the industry as well as providing a platform technology for future new product development. The highly complementary nature of the two businesses will give the combined company significant diversity and scale across a range of geographies and product categories.

As announced separately today, Wright received an Approvable Letter from the FDA for its Premarket Approval Application (PMA) for Augment® Bone Graft. The approvable letter indicates that FDA determined Augment® Bone Graft to be safe and effective as an alternative to autograft for ankle and/or hindfoot fusion indications and is approvable subject to customary preapproval facilities inspections.

Robert Palmisano, president and chief executive officer of Wright, stated, “This combination will create the premier Extremities-Biologics company with a broad global reach. Together, we will have one of the most comprehensive upper and lower extremity product portfolios in the market, extending our leadership position and further accelerating our growth opportunities and path to profitability, all of which we believe will generate long-term value for our shareholders. In addition, this will provide our employees with opportunities for career growth and development as part of a much larger, dynamic organization.”

David Mowry, president and chief executive officer of Tornier, added, “Wright shares Tornier’s commitment to serving extremities specialists and building the leading global business in this market. Both companies have built a deep and loyal customer base and have highly complementary product portfolios, positioning the combined entity to deliver meaningful value to our shareholders. We believe that partnered together, Wright and Tornier will become the fastest-growing company in the Extremities-Biologics industry.”

Palmisano continued, “Today’s positive news on the approvability of Augment Bone Graft is a major milestone that paves the way for commercialization in the U.S. and further underscores our strength in Biologics. This is expected to be a significant catalyst and meaningful new future growth driver for our business.”

Both companies will benefit from opportunities to accelerate growth through combined direct sales and distribution networks, a broad product portfolio and deep customer relationships. The joint products, R&D, sales and distribution talent, medical education and relationships will allow an increased focus on the needs of surgeon specialists. Similarly, patients will benefit from dedicated research and development teams that will power enhanced innovation across the combined product portfolio.

Financial Highlights

This stock-for-stock merger allows shareholders of the combined company to benefit from operational and cost synergies. Once integrated, the companies anticipate revenues of the combined business growing in the mid-teens and adjusted EBITDA margins approaching 20% in three to four years.

The amount of cost synergies is expected to be in the range of $40 million to $45 million anticipated to be fully realized by the third year after completion of the transaction. Expense synergy opportunities include: public company expenses, overlapping support function and systems costs, as well as process and vendor consolidation opportunities across the business.

Wright anticipates that the transaction will be accretive to the combined companies’ adjusted EBITDA in the second full-year after completion of the transaction.

Structure

Upon completion of the transaction, the businesses of Wright and Tornier will be combined and incorporated in the Netherlands, where Tornier has been incorporated and headquartered for approximately 8 years. Both companies agreed that maintaining Tornier’s domicile best supported the growth strategy driving the merger. Over the long term, it is anticipated that this structure will provide the company with more accessible cash flow, enhancing its ability to innovate and grow, creating long-term shareholder value.

The U.S. headquarters for the Lower Extremity and Biologics business will be based in Wright’s existing facility in Memphis, TN, and its Augment team will continue to be based at its facility in Franklin, TN. The U.S. headquarters for the Upper Extremity business will be based within Tornier’s existing facility in Bloomington, MN and its U.S. engineering center in Warsaw, IN.

The transaction is expected to be taxable, for U.S. federal income tax purposes, to shareholders of Wright.

The transaction is subject to the customary closing conditions, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as Wright and Tornier shareholder approval.

In addition, TMG Holdings Cooperatief U.A., an affiliate of Warburg Pincus, which holds approximately 22% of Tornier’s outstanding ordinary shares, has evidenced its support by entering into an agreement to vote in favor of the transaction.

The transaction is expected to close in the first half of 2015.

An investor presentation will be available on Wright’s investor website at www.wmt.com. More information about the transaction can also be found at www.ExtremitiesLeader.com.

Wright Announces Third Quarter 2014 Revenue and Updates Revenue Guidance

In a separate press release issued today, Wright also announced third quarter 2014 revenue and updated revenue guidance. Wright plans to report its full third quarter financial results and discuss these results in more detail on its third quarter earnings call, which is currently scheduled for November 5, 2014 at 3:30 p.m. Central Time.

Tornier Announces Third Quarter 2014 Revenue and Updates Revenue Guidance

In a separate press release issued today, Tornier also announced third quarter 2014 revenue and updated revenue guidance. Tornier plans to report its full third quarter financial results and discuss these results in more detail on its third quarter earnings call, which is currently scheduled for November 6, 2014 at 3:30 p.m. Central Time.

Advisors

In connection with this transaction, J.P. Morgan Securities LLC and Perella Weinberg Partners LP are serving as financial advisors to Wright, and Ropes & Gray LLP is serving as its legal advisor. BofA Merrill Lynch is serving as financial advisor to Tornier and Willkie Farr & Gallagher LLP and Oppenheimer Wolff & Donnelly LLP are serving as its legal advisors.

Conference Call and Webcast

Wright and Tornier management will host a conference call today, October 27, 2014, beginning at 4:30 p.m. Central Time (5:30 p.m. Eastern Time) to discuss the transaction, followed by a question and answer session.

The conference call will be available to interested parties through a live audio webcast at www.wmt.com, where it will be archived and accessible for approximately 12 months. The live dial-in number for the call is 877-474-9504 (U.S.) or 857-244-7557 (International). The participant passcode is “Wright.”

If you do not have access to the Internet and want to listen to an audio replay of the conference call, dial 888-286-8010 (U.S.) or 617-801-6888 (International) and enter passcode 25400317. The audio replay will be available beginning at 6:30 p.m. Central Time on Monday, October 27, 2014 until Tuesday, November 4, 2014.

About Wright Medical

Wright Medical Group, Inc. is a specialty orthopaedic company that provides extremity and biologic solutions that enable clinicians to alleviate pain and restore their patients’ lifestyles. The company is the recognized leader of surgical solutions for the foot and ankle market, one of the fastest growing segments in medical technology, and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit www.wmt.com.

About Tornier

Tornier is a global medical device company focused on providing solutions to surgeons who treat musculoskeletal injuries and disorders of the shoulder, elbow, wrist, hand, ankle and foot. Tornier’s broad offering of over 95 product lines includes joint replacement, trauma, sports medicine, and biologic products to treat the extremities, as well as joint replacement products for the hip and knee in certain international markets. Since its founding approximately 70 years ago, Tornier’s “Specialists Serving Specialists” philosophy has fostered a tradition of innovation, intense focus on surgeon education, and commitment to advancement of orthopaedic technology stemming from its close collaboration with orthopaedic surgeons and thought leaders throughout the world. For more information regarding Tornier, visit www.tornier.com.

Tornier®, Aequalis®, Aequalis Ascend®, Aequalis Ascend® Flex™ and Salto Talaris® are trademarks of Tornier N.V. and its subsidiaries, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Note on Non-GAAP Financial Measures

Wright and Tornier use non-GAAP financial measures, including EBITDA, as adjusted. Their respective management teams believe that the presentation of these measures provides useful information to investors and that these measures may assist investors in evaluating their respective company’s operations, period over period. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. While it is not possible to reconcile the adjusted EBITDA forecast in this release to the nearest metric under U.S. generally accepted accounting principles (GAAP) of the combined business without unreasonable effort, the adjusted EBITDA forecast excludes non-cash stock based compensation expense and non-operating income and expense, as well as the expected impact of such items as transaction and transition costs, impacts from the sale of Wright’s OrthoRecon business and costs associated with distributor conversions and non-competes, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the combined company’s reported results of operations for a period. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this press release include, but are not limited to, statements about the benefits of the transaction; potential synergies and cost savings and the timing thereof; future financial and operating results; the expected timing of the completion of the transaction; the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services, the approvable status and anticipated final PMA approval of Wright’s Augment® Bone Graft product, and the positive effects such final approval is anticipated to have on the combined business. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, uncertainties as to the timing of the transaction; uncertainties as to whether Tornier shareholders and Wright shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; failure or delay in ultimately obtaining FDA approval of Wright’s Augment® Bone Graft for commercial sale in the United States, failure to achieve the anticipated benefits from approval of Augment® Bone Graft, and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K, filed with the SEC on February 27, 2014, and Tornier’s Annual Report on Form 10-K, filed with the SEC on February 21, 2014, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Wright and Tornier caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Wright and Tornier undertake no obligation to update or revise any of these statements. Wright’s and Tornier’s businesses are subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

IMPORTANT ADDITIONAL INFORMATION ABOUT THIS TRANSACTION AND WHERE TO FIND IT

In connection with the proposed merger, Tornier plans to file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a joint proxy statement of Wright and Tornier that also constitutes a prospectus of Tornier. Wright and Tornier will make the joint proxy statement/prospectus available to their respective shareholders. Investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information. The registration statement, definitive joint proxy statement/prospectus and other documents filed by Tornier and Wright with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Tornier and Wright. Requests for copies of the joint proxy statement/prospectus and other documents filed by Wright with the SEC may be made by contacting Julie D. Tracy, Senior Vice President and Chief Communications Officer by phone at (901) 290-5817 or by email at julie.tracy@wmt.com, and request for copies of the joint proxy statement/prospectus and other documents filed by Tornier may be made by contacting Shawn McCormick, Chief Financial Officer by phone at (952) 426-7646 or by email at shawn.mccormick@tornier.com.

Wright, Tornier, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Wright’s and Tornier’s respective shareholders in connection with the proposed transaction. Information about the directors and executive officers of Wright and their ownership of Wright stock is set forth in Wright’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 27, 2014 and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 31, 2014. Information regarding Tornier’s directors and executive officers is contained in Tornier’s annual report on Form 10-K for the fiscal year ended December 29, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on May 16, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of Wright and Tornier may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of Wright and Tornier shareholders will be included in the joint proxy statement/prospectus.

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